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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                December 15, 2005



                               ASTA FUNDING, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


        0-26906                                     22-3388607
-----------------------               ---------------------------------
(Commission File Number)              (IRS Employer Identification No.)


    210 Sylvan Avenue, Englewood Cliffs, New Jersey            07632
    -------------------------------------------------------------------
    (Address of principal executive offices)                 (Zip Code)


 Registrant's telephone number, including area code: 201-567-5648

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below): N/A

|_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On December 13, 2005, Asta Funding, Inc. (the "Company") issued a press release regarding results for the fiscal year ended September 30, 2005 and 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. A webcast discussing those results was held later that day. A copy of the transcript of that webcast is being furnished as Exhibit 99.2 to this Current Report on Form 8-K. On December 13, 2005, the Company issued a press release regarding a commitment from its lending institution to increase its credit line which is being furnished as Exhibit 99.3 to this Current Report on Form 8-K. On December 13, 2005, the Company issued a press release regarding its significant portfolio purchases during the first quarter of fiscal year 2006, which is being furnished as Exhibit 99.4 to this Current Report on Form 8-K. On December 13, 2005, the Company issued a press release regarding the increase in its annual dividend from $0.14 to $0.16 which is being furnished as Exhibit 99.5 to this Current report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

           (c) Exhibits

          99.1  Press release dated December 13, 2005.
          99.2  Transcript of December 13, 2005 webcast.
          99.3  Press release dated December 13, 2005
          99.4  Press release dated December 13, 2005
          99.5  Press release dated December 13, 2005

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                             SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             ASTA FUNDING, INC.

Date: December 15, 2005                       By: /s/ Mitchell Cohen
                                             -----------------------
                                             Mitchell Cohen
                                             Chief Financial Officer